SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-78458)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 33          [X]
and
REGISTRATION STATEMENT (No. 811-3518)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No.  33 [X]
Newbury Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (October 28, 1997) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (      )  pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TREASURY FUND - ADVISOR C CLASS
NEWBURY STREET TRUST

 CROSS REFERENCE SHEET
Form N-1A Item Number
Part A     Prospectus Caption
1   Cover Page
2   Expenses
3 a  *
 b  *
 c  Performance
 d  Performance
4 a(i)  Charter
  (ii)  Investment Principles and Risks; Securities and Investment
Practices
 b    Securities and Investment Practices
 c Who May Want To Invest; Investment Principals and Risks; Securities and Investment Practices
5 a  Charter
 b(i)  Cover Page; FMR and Its Affiliates
 b(ii) FMR and Its Affiliates; Charter; Breakdown of Expenses b(iii) Expenses; Breakdown of Expenses
 c,d  Cover Page; Charter; Breakdown of
Expenses; FMR and Its Affiliates
 e  Expenses
 f  Expenses
 g  Expenses; FMR and Its Affiliates
5A   *
6 a(i)  Charter
 a(ii) How to Buy Shares; How to Sell Shares; Transaction Details; Exchange Restrictions
 a(iii)  *
 b  FMR and Its Affiliates
 c  Exchange Restrictions; Transaction Details
 d  *
 e Cover Page; How to Buy Shares; How to Sell Shares; Investor Services; Exchange Restrictions
 f,g  Dividends, Capital Gains, and Taxes
7 a  Charter; Cover Page
 b  How to Buy Shares; Transaction Details;Expenses
 c  *
 d  How to Buy Shares
 e  *
 f  Expenses; Breakdown of Expenses
8   How to Sell Shares; Investor Services; Transaction Details;
Exchange Restrictions
9   *







TREASURY FUND - ADVISOR C CLASS
NEWBURY STREET TRUST

 CROSS REFERENCE SHEET
Part B     Statement of Additional Information
10 a,b  Cover Page
11   Table of Contents
12   Description of Trust
13 a,b,c  Investment Policies and Limitations
 d  *
14 a,b,c  Trustees and Officers
15 a  *
 b  *
 c  Trustees and Officers
16 a(i)  FMR
 a(ii)  Trustees and Officers
 a(iii),b  Management Contract
 c  *
 d  Management Contract
 e  *
 f  Distribution and Service Plan
 g  *
 h  Description of the Trust
 i  Contracts with FMR Affiliates
17 a  Portfolio Transactions
 b  *
 c  Portfolio Transactions
 d,e  *
18 a  Description of the Trust
 b  *
19 a  Additional Purchase, Exchange, and
Redemption Information
 b  Valuation
 c  *
20   Distributions and Taxes
21 a(i,ii)  Contracts with FMR Affiliates;
Distribution and Service Plan
 a(iii),b,c  *
22   Performance
23   *
*Not Applicable

TREASURY FUND    -

   ADVISOR C CLASS
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated October 28, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http:/www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Client Services at 1-800-843-3001, or your investment professional. LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
DMFC-PRO-1097
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY
THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER
AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

(fund number    529    )
The fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
PROSPECTUS
OCTOBER 28, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES CLASS C'S SALES CHARGE (LOAD) AND ITS YEARLY
                                         OPERATING EXPENSES.

                                         PERFORMANCE

THE FUND IN DETAIL                       CHARTER HOW THE FUND IS ORGANIZED.

                                         INVESTMENT PRINCIPLES AND RISKS THE FUND'S OVERALL
                                         APPROACH TO INVESTING.

                                         BREAKDOWN OF EXPENSES HOW OPERATING COSTS ARE
                                         CALCULATED AND WHAT THEY INCLUDE.

YOUR ACCOUNT                             TYPES OF ACCOUNTS DIFFERENT WAYS TO SET UP YOUR ACCOUNT,
                                         INCLUDING TAX-SHELTERED RETIREMENT PLANS.

                                         HOW TO BUY SHARES  OPENING AN ACCOUNT AND MAKING
                                         ADDITIONAL INVESTMENTS.

                                         HOW TO SELL SHARES TAKING MONEY OUT AND CLOSING YOUR
                                         ACCOUNT.

                                         INVESTOR SERVICES  SERVICES TO HELP YOU MANAGE YOUR
                                         ACCOUNT.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS SHARE PRICE CALCULATIONS AND THE
                                         TIMING OF PURCHASES AND REDEMPTIONS.

                                         EXCHANGE RESTRICTIONS

                                         SALES CHARGE REDUCTIONS AND WAIVERS



KEY FACTS


WHO MAY WANT TO INVEST
The fund offers investors a convenient way to invest in a professionally managed portfolio of money market instruments.
The fund is designed for investors who would like to earn current income while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
The fund is managed to keep its share price stable at $1.00 and offers an added measure of safety with its focus on U.S. Treasury securities. The fund does not constitute a balanced investment plan. However, because it emphasizes stability, it could be well-suited for a portion of your investments.
The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. The fund offers Daily Money Class shares, Capital Reserves Class shares, Advisor B Class (Class B) shares, and Advisor C Class (Class C) shares. Daily Money Class and Capital Reserves Class shares do not
have a sales charge, but do pay a 12b-1 fee.        Class B and Class
C shares do not have a front-end sales charge, but do have a contingent deferred sales charge (CDSC), and pay a 12b-1 fee.
    Class B and Class C shares may be purchased directly only in connection with the Fidelity Advisor Systematic Exchange Program (the Program) for purposes of exchanging into Class B or Class C shares, as applicable, of the Fidelity Advisor funds. You may obtain more information about Daily Money Class shares, Capital Reserves Class shares, and Class B shares, which are not offered through this prospectus, from your investment professional or by calling Fidelity Client Services at 1-800-843-3001.
The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of
different sales charges and class expenses.        Contact your
investment professional to discuss which class is appropriate for you. In determining which class of shares is appropriate for you, you should consider, among other factors, the amount you plan to invest, the length of time you intend to hold your shares, and the package of services provided to you by your investment professional and the overall costs of those services.
In general, Daily Money Class shares have lower costs than Capital Reserves Class, Class B and Class C shares because Daily Money Class shares do not have a sales charge and have lower 12b-1 fees.
    Class B shares have higher costs than Class C shares over a short holding period because Class B shares have a higher CDSC that declines over six years, and Class B shares have lower costs than Class C shares over a longer period because Class B shares convert to Daily
Money Class shares after seven years.        If you sell your Class B
shares within six years, you will normally pay a CDSC that varies
depending on how long you have held your shares.        If you sell
your Class C shares within one year, you will normally pay a 1.00%
CDSC.        Class C shares do not convert to another class of shares.
See "Transaction Details," page        , for CDSC information. Please
note that purchase amounts of more than $250,000 will not be accepted for Class B shares and purchase amounts of more than $1,000,000 will not be accepted for Class C shares.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Class C shares of the fund. See "Transaction Details," page
    , for an explanation of how and when these charges apply.
A CDSC is imposed on Class C shares only if you redeem Class C shares
within one year of purchase. See "Transaction Details," page        ,
for information about the CDSC.

MAXIMUM CDSC (AS A % OF THE LESSER OF        ORIGINAL PURCHASE PRICE           1.00A
       OR REDEMPTION PROCEEDS, NOT INCLUDING REINVESTED DIVIDENDS OR
       CAPITAL GAINS)

MAXIMUM SALES CHARGE ON        REINVESTED DISTRIBUTIONS                         NONE

REDEMPTION FEE                                                                  NONE

EXCHANGE FEE                                                                    NONE


A ON CLASS C SHARES REDEEMED WITHIN 1 YEAR OF PURCHASE.
   ANNUAL OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to Fidelity Management & Research Company
(FMR). The fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder account statements and financial reports.
   12b-1 fees include a distribution fee and a shareholder service fee. Distribution fees are paid by Class C of the fund to Fidelity Distributors Corporation (FDC) for services and expenses in connection with the distribution of Class C shares. Shareholder service fees are paid by Class C of the fund to FDC for services and expenses in connection with providing personal service to and/or maintenance of Class C shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1
fees.
   Class C's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
   The following figures are based on estimated expenses of Class C of the fund and are calculated as percentage of average net assets of Class C of the fund.
MANAGEMENT FEE                                        0.25%

12B-1 FEE (INCLUDING 0.25% SHAREHOLDER SERVICE FEE)   1.00%

OTHER EXPENSES (AFTER REIMBURSEMENT)                     0.15    %

TOTAL OPERATING EXPENSES                                 1.40    %

EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum CDSC, on a $1,000 investment in Class C shares of the fund, assuming a 5% annual return and either (1) full redemption or
(2) no redemption, at the end of each time period:

             1 YEAR               3 YEARS                5 YEARS          10 YEARS

   (1)       $    24    A         $    44                $ 77             $ 168

   (2)          $ 14                 $ 44                $ 77             $ 168


A REFLECTS DEDUCTION OF APPLICABLE CDSC.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY. FMR has voluntarily agreed to reimburse Class C of the fund to the extent that total operating expenses (as a percentage of its average
net assets   )     exceed    1.40    %   .     If this agreement was
not in effect, the other expenses, and total operating expenses, as a
percentage of average net assets, of Class C        of the fund would
have been,    0.45 and 1.70%, respectively    .        Expenses
eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or
YIELD.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual and cumulative total returns usually will include the effect of paying the maximum applicable sales charge.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The fund's performance and holdings are detailed twice a year in
financial reports, which are sent to all shareholders.    For current
performance call Fidelity Client Services at 1-800-843-3001.
   THE FUND IN DETAIL


CHARTER
Treasury Fund IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Newbury Street Trust, an open-end management investment company organized as a Delaware business trust on December 30, 1991.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which handles the fund's business affairs. FMR Texas Inc. (FMR Texas), located in Irving, Texas, has primary responsibility for providing investment management services.
As of August 31, 1997, FMR advised funds having approximately    33
    million shareholder accounts with a total value of more than
$   498     billion.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
   Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
    performs transfer agent servicing functions for Class C shares of the fund.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
To carry out the fund's transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that the fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. The fund does not enter into reverse repurchase agreements.
The fund complies with industry-standard requirements on the quality, maturity, and diversification of its investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
The fund earns income at current money market rates. It stresses preservation of capital, liquidity, and income and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call Client Services at 1-800-843-3001 or your investment professional.
U.S. TREASURY MONEY MARKET SECURITIES are short-term debt obligations issued by the U.S. Treasury and include bills, notes, and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, the fund may accept a lower interest rate.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: The fund does not currently intend to invest in a money market fund.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraph restates all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.
The fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of Class C's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. The fund also pays OTHER EXPENSES, which are explained at right.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fund pays the fee at the annual rate of 0.25% of its average net assets. FMR Texas is the fund's sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management services. FMR pays FMR Texas 50% of its management fee (before expense reimbursements) for FMR Texas's services. FMR paid FMR
Texas a fee equal to    0.11    % of the fund's average net assets for
the    fiscal year     ended    July 31, 1996 and a fee equal to 0.11%
(annualized) of the fund's average net assets for the three month
period ended October 31, 1996,     which reflects 50% of FMR's
management fee (before expense reimbursements) but after payments made by FMR pursuant to the fund's Distribution and Service Plan in effect prior to May 31, 1997.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for Class C shares of the fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for Class C, and maintains the fund's general accounting records.
Class C shares have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plan, Class C is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class C shares. Class C may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class C currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month. After the first year of investment, up to the full amount of the Class C distribution fee may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares. In addition, pursuant to the Class C plan, Class C pays FDC a monthly service fee at an annual rate of 0.25% of Class C's average net assets throughout the month. After the first year of investment, the full amount of the Class C service fee is reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts.
The Class C plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Class C shares, including payments made to investment professionals that provide shareholder support services or engage in the sale of Class C shares. Currently, the Board of Trustees has authorized such payments. The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   YOUR ACCOUNT


TYPES OF ACCOUNTS
When you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the fund, such as minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are
listed to t   he right.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number, or Client Services at 1-800-843-3001, or your investment professional directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 1/2(checkmark)(solid club) with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SIMPL   E     IRAS provide small business owners and
those with self-employed income (and their eligible employees) with many of the advantages of a 401 (k) plan, but with fewer administrative requirements.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened    by
exchange    .
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Contact your investment professional.
HOW TO BUY SHARES
Class C shares of the fund may be purchased directly in connection with the Program or by exchange from Class C shares of the Fidelity Advisor funds.
Class C shares purchased in connection with the Program must be exchanged into Class C shares of Fidelity Advisor funds within 18 months of purchase. For more information regarding the Program, see "Regular Investment Plans" on page .
   THE PRICE TO BUY ONE SHARE of class C is the class's net asset
value per share (NAV).     The fund is managed to keep its    NAV
stable at $1.00. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. For information on how the CDSC is calculated, see "Transaction Details," page .
   Your s    hares    will be     purchased at the next NAV calculated
after your order is received and accepted.    Class C's     NAV is
normally calculated    each business day     at 2:00 p.m. and 4:00
p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Share certificates are not available for Class C shares.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place an order and wire money into your account, (small solid bullet) Open your account by exchanging from Class C of a Fidelity Advisor fund, or
(small solid bullet) Contact your investment professional or contact Fidelity Client Services.
 BY MAIL. You or your investment professional must send a check payable to Newbury Street Trust: Treasury Fund: Advisor C Class. When making subsequent investments by check, please write your fund account number on the check. All investments by check should be sent to the address above.
 BY WIRE. You must sign up for the wire feature before using it. For wiring information and instructions, you should call the investment professional through which you trade or if you trade directly through Fidelity, call Fidelity Client Services. There is no fee imposed by the fund for wire purchases. However, if you buy shares through an investment professional, the investment professional may impose a fee for wire purchases.
Fidelity Client Services: Nationwide 1-800-843-3001
Your wire must be received and accepted by the transfer agent at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.
You are advised to wire funds as early in the day as possible, and to provide advance notice to Fidelity Client Services for large purchases.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
By Exchange from:
(small solid bullet) Fidelity Advisor fund                   $1,000
(small solid bullet) Fidelity Advisor IRA, Rollover,
SEP-IRA, and Keogh accounts                                  $500
Program account                                              $10,000
TO ADD TO AN ACCOUNT
By Exchange from:
(small solid bullet) Fidelity Advisor fund                   $250
(small solid bullet) Fidelity Advisor IRA, Rollover,
SEP-IRA, and Keogh accounts                                  $100
Program account                                              None
MINIMUM BALANCE
By Exchange from:
(small solid bullet) Fidelity Advisor fund $500
(small solid bullet) Fidelity Advisor retirement accounts None
There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR
CLASS C SHARES.
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by
selling (redeeming) some or all        of your shares. Your shares
will be sold at the next NAV calculated   , minus any applicable
CDSC,     after your order is received and accepted   . Class C's
NAV is normally    calculated each business day     at 2:00 p.m. and
4:00 p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to redeem shares to Fidelity before the close of business on the day you place your order.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to Class C shares of a Fidelity Advisor fund, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES, please leave at least $500 worth of shares in your account opened by exchange from Fidelity Advisor Class C shares (non-Program
account)    to keep it open    .
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner,
(small solid bullet) The redemption proceeds are being transferred to a Fidelity Advisor account with a different registration, or (small solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Deliver your letter to your investment professional, or mail it to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
Unless otherwise instructed, Fidelity will send a check to the record address.




              ACCOUNT TYPE                                      SPECIAL REQUIREMENTS

PHONE         ALL ACCOUNT TYPES EXCEPT RETIREMENT               (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.

YOUR
INVESTMENT    ALL ACCOUNT TYPES                                 (SMALL SOLID BULLET) YOU MAY EXCHANGE TO CLASS C OF FIDELITY
                                                                ADVISOR FUNDS IF BOTH
PROFESSIONAL                                                    ACCOUNTS ARE REGISTERED WITH THE SAME NAME(S),
                                                                ADDRESS, AND TAXPAYER ID NUMBER.

(PHONE_GRAPHIC)

MAIL OR IN
PERSON (MAIL_
GRAPHIC)(HAND_
GRAPHIC)      INDIVIDUAL, JOINT TENANT, SOLE PROPRIETORSHIP,    (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION (WITH
                                                                SIGNATURE GUARANTEED) MUST BE
              UGMA, UTMA                                        SIGNED BY ALL PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                                                                EXACTLY AS
                                                                THEIR NAMES APPEAR ON THE ACCOUNT AND SENT TO YOUR
                                                                INVESTMENT
                                                                PROFESSIONAL.
              RETIREMENT ACCOUNT                                (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                RETIREMENT DISTRIBUTION FORM.
                                                                CONTACT YOUR INVESTMENT PROFESSIONAL OR, IF YOU PURCHASED
                                                                YOUR
                                                                SHARES THROUGH A BROKER-DEALER OR INSURANCE REPRESENTATIVE,
                                                                CALL
                                                                1-800-522-7297. IF YOU PURCHASED YOUR SHARES THROUGH A BANK
                                                                REPRESENTATIVE, CALL 1-800-843-3001.

              TRUST                                             (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER
                                                                INDICATING CAPACITY AS TRUSTEE. IF THE
                                                                TRUSTEE'S NAME IS NOT IN THE ACCOUNT REGISTRATION, PROVIDE A
                                                                COPY OF
                                                                THE TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.

              BUSINESS OR ORGANIZATION                          (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY
                                                                CORPORATE RESOLUTION TO ACT ON THE
                                                                ACCOUNT MUST SIGN THE LETTER (WITH SIGNATURE GUARANTEED).

              EXECUTOR, ADMINISTRATOR, CONSERVATOR/GUARDIAN     (SMALL SOLID BULLET) FOR INSTRUCTIONS, CONTACT YOUR
                                                                INVESTMENT PROFESSIONAL OR, IF YOU
                                                                PURCHASED YOUR SHARES THROUGH A BROKER-DEALER OR INSURANCE
                                                                REPRESENTATIVE, CALL 1-800-522-7297. IF YOU PURCHASED YOUR
                                                                SHARES
                                                                THROUGH A BANK REPRESENTATIVE, CALL 1-800-843-3001.

WIRE (WIRE_
GRAPHIC)      ALL ACCOUNT TYPES                                 (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE
                                                                BEFORE USING IT. TO VERIFY THAT
                                                                IT IS IN PLACE, CONTACT YOUR INVESTMENT PROFESSIONAL OR, IF
                                                                YOU
                                                                PURCHASED YOUR SHARES THROUGH A BROKER-DEALER OR INSURANCE
                                                                REPRESENTATIVE, CALL 1-800-522-7297. IF YOU PURCHASED YOUR
                                                                SHARES THROUGH A BANK REPRESENTATIVE, CALL 1-800-843-3001.
                                                                MINIMUM WIRE: $500.
                                                               (SMALL SOLID BULLET) REDEMPTION PROCEEDS WILL BE WIRED VIA
                                                                THE FEDERAL RESERVE WIRE
                                                                SYSTEM TO YOUR BANK ACCOUNT OF RECORD.
                                                               (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE
                                                                RECEIVED BY THE TRANSFER
                                                                AGENT BEFORE 4:00 P.M. EASTERN TIME FOR MONEY TO BE WIRED ON
                                                                THE
                                                                NEXT BUSINESS DAY.



INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available Monday through Friday, 8:30 a.m. to 6:00 p.m. Eastern time.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after certain transactions, not including reinvestments, that affect your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call your investment professional or Client Services if you need additional copies of financial reports, prospectuses, or historical account information.
EXCHANGE PRIVILEGE. You may sell your Class C shares and buy Class C shares of other Fidelity Advisor funds by telephone or in writing. FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your Class C account. Accounts with a value of $10,000 or more in Class C shares are eligible for this program. Aggregate redemptions per 12-month period from your Class C account may not exceed 10% of the account value and are not subject to a CDSC. One easy way to pursue your financial goals is to invest money regularly. The fund offers a convenient service that lets you transfer money between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.

REGULAR INVESTMENT PLANS
FIDELITY ADVISOR SYSTEMATIC EXCHANGE PROGRAM
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO A FIDELITY ADVISOR
FUND



MINIMUM   FREQUENCY  SETTING UP OR CHANGING
$100      Monthly,
          quarterly, (small solid bullet) To establish, call your investment professional after both accounts are opened.
          semi-annually,
          or annually(small solid bullet) To change the amount or frequency of your investment, contact your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.
                     (small solid bullet) The account into which the exchange is being processed must have a minimum of
                     $1,000.
                     (small solid bullet) Class C shares must be exchanged for Class C shares of a Fidelity Advisor fund within 18 months from the date of purchase.
                     (small solid bullet) Both accounts must have the same registrations and taxpayer ID numbers.
                     (small solid bullet) Call at least 2 business days prior to your next scheduled exchange date.


   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. Based on prior approval of the fund, dividends relating to Class C shares redeemed during the month can be distributed on the day of redemption. The fund reserves the right to limit this service. DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. Class C offers two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
Shares purchased through reinvestment of dividend and capital gain distributions are not subject to a sales charge.
Dividends will be reinvested at the fund's Class C NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital
gain   s are distributed as dividends and     are taxed as    ordinary
income    ; capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
   For the fiscal year ended July 31, 1996 and the three month period
ended October 31, 1996, 21.0% and 18.96%, respec    tively of Treasury
Fund's income distributions were derived from interest on U.S. Government securities which is generally exempt from state income tax. Every January, Fidelity will send you and the IRS a statement showing
the tax    characterization of the     distributions paid to you in
the previous year.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS    and Class C's NAV is normally
calculated each day the New York Stock Exchange (NYSE) is open. The following holiday closings have been scheduled for 1997 and 1998: New Year's Day, Martin Luther King's Birthday (in 1998), Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. On any day that the NYSE closes early, the principal government securities markets close early (such as on days in advance or holidays generally observed by participants in such markets) or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.
To the extent that portfolio securities are traded in other markets on days when the NYSE is closed the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
A CLASS'S NAV is the value of a single share. The NAV of Class C is computed by adding Class C's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Class C's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to Class C, and dividing the result by the number of Class C shares outstanding.
The fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund maintain a stable $1.00 share price. CONTINGENT DEFERRED SALES CHARGE. Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.
At the time of sale, investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 1.00% of your purchase of Class C shares.
The CDSC will be calculated based on the lesser of the cost of Class C shares at the initial date of purchase or the value of Class C shares at redemption, not including any reinvested dividends or capital gains, if any. Class C shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class C shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by Class C shares that have been held for the longest period of time.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in Class C shares of the fund or Class C shares of a Fidelity Advisor fund, at the NAV next determined after receipt and acceptance of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC, if any, you paid will be reimbursed to you by reinvesting that amount in Class C shares of the
fund or Class    C     shares of the Fidelity Advisor fund, as
applicable. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period of the Class C shares will continue as if the Class C shares had not been redeemed.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, by exchange. See "Exchange Restrictions"
   to the right    . Purchase by exchange may be refused if, in FMR's
opinion, they would disrupt management of the fund.
TO ALLOW FMR TO MANAGE THE FUND MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify Client Services in advance of large transactions.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted
minus any applicable CDS   C    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day your funds are received and accepted by the transfer agent.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted minus any applicable CDSC. Note the following:
(small solid bullet) Shares will earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) The fund may withhold redemption proceeds until it is reasonably assured that investments credited to your account have been received and collected.
IF YOUR ACCOUNT BALANCE FALLS BELOW $500 (FOR NON-PROGRAM ACCOUNTS) you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus any applicable CDSC, on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging Class C shares for Class C shares of a Fidelity Advisor fund seven calendar days after purchase. Currently, there is no limit on the number of exchanges out of the fund.
Exchange instructions may be given by you in writing or by telephone directly to the transfer agent or through your investment professional. For more information on entering an exchange transaction, please consult your investment professional.
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day the fund is open for business by calling your investment professional or Fidelity Client Services at 1-800-843-3001 between 8:30 a.m. and 4:00 p.m. Eastern time.
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, class name, account number, the number of shares to be redeemed, and the name of the fund to be purchased. Written requests for exchange should be mailed to Fidelity Client Services at the address
on page        .
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, Class C shares will be redeemed at the next determined NAV after your order is received and accepted. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available. You should note that, under certain circumstances, the fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Currently, there is no limit on the number of exchanges out of a fund, nor are there any administrative or trading fees applicable to exchanges out of the fund.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
(small solid bullet) Any exchanges of Class C shares are not subject to a CDSC.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose fees of up to 1.00% on purchases, administrative fees of up to $7.50, and trading fees of up to 1.50% on exchanges. Check each funds prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.
SALES CHARGE REDUCTIONS AND WAIVERS
THE CDSC ON CLASS C SHARES MAY BE WAIVED:
1. In cases of disability or death, provided that Class C shares are redeemed within one year following the death or the initial determination of disability;
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code; or
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program.
Your investment professional should call Fidelity for more information.







TREASURY FUND - ADVISOR C CLASS
A FUND OF NEWBURY STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 28, 1997
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus for
Advisor C Class shares (dated October 2   8    , 1997). Please retain
this document for future reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of a Prospectus or an Annual Report, please call Fidelity Client Services (Client Services) at 1-800-843-3001 or your investment professional.
TABLE OF CONTENTS                                           PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange, and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Contracts with FMR Affiliates

Distribution and Service Plan

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
FMR Texas Inc. (FMR Texas)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
DMFC-ptb-1097
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vii) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(viii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's policies on quality and maturity, see section entitled
"Quality and Maturity" on page        .
SHAREHOLDER NOTICE. The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. This operating policy may be changed only upon approval by the Board of Trustees and 90 days' notice to shareholders.
The fund does not intend to purchase futures contracts or options on futures contracts. This operating policy may be changed only upon approval by the Board of Trustees and 60 days' notice to shareholders. AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.
In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates, but it currently intends to participate in this program only as a borrower. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Loans may be called on one day's notice, and the fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
PUT FEATURES entitle the holder to sell a security back to the issuer at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security).
QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage. SHORT SALES "AGAINST THE BOX." The fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or
amount to the securities sold short.    Such short sales are known as
short sales "against the box" and     could be used to protect the net
asset value per share (NAV) of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If the fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs in connection with opening and closing short sales against the box.
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by a Federal Reserve Bank.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
During the three month period ended October 31, 1996 and the fiscal years ended July 31, 1996, 1995, and 1994, the fund paid no brokerage commissions.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the class's net asset value per share (NAV) at 2:00 p.m. and 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of these times for the purpose of computing the class's NAV.
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, the class's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and
Maturity" on page        .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the class's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's yield and total return fluctuate in response to market conditions and other factors. YIELD CALCULATIONS. To compute the fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the fund may quote yields in advertising based on any historical seven-day period. Yields for the fund are calculated on the same basis as other money market funds, as required by applicable regulations.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
HISTORICAL FUND RESULTS. The following table shows the Class C's 7-day
yields and total returns for the period ended    April 30, 1997    .
Class C of Treasury Fund is expected to commence operations on or
about November 3, 1997. Class C   's 7-day yield and     returns for
Treasury Fund from    July 1, 1994     through    April 30, 1997
are those of Class B which reflect a 12b-1 fee of 1.00%. The initial offering of Class B began on July 1, 1994. Class C returns prior to July 1, 1994 are those of Daily Money Class, the original class of the fund, which did not charge a 12b-1 fee during the periods shown. If Class C's 12b-1 fee had been reflected, total returns prior to July 1, 1994 would have been lower.

           Average Annual Total Returns                                    Cumulative Total Returns

           Seven-Day       One             Five            Ten             One             Five             Ten
           Yield           Year            Years           Years           Year            Years            Years



Advisor C
Class         4.08    %       3.09    %       3.63    %       5.29    %       3.09    %       19.53    %       67.44    %


Average annual and cumulative total returns include the effect of the
applicable contingent deferred sales charge (CDSC) of 1   .00    % for
the one year period.
The following table shows the income and capital elements of the class's cumulative total return. The table compares the class's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the class. The S&P 500 and DJIA comparisons are provided to show how the class's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended    April 30, 1997    , a hypothetical
$10,000 investment in Class C of Treasury Fund would have grown to
$   16,744    , assuming all distributions were reinvested. This was a
period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today. Tax consequences of different investments have not been factored into the figures below.


TREASURY FUND    -     Advisor c CLASS                                INDICES

Year  Value of     Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended Initial      Reinvested       Reinvested      Value                                                 Living
      $10,000      Dividend         Capital Gain
      Investment   Distributions    Distributions







1997  $ 10,000     $    6,744       $ 0             $    16,744       $    37,542       $    41,495       $    14,215

1996  $ 10,000     $    6,085       $ 0             $    16,085       $    30,001       $    32,301       $    13,869

1995  $ 10,000     $    5,389       $ 0             $    15,389       $    23,040       $    24,499       $    13,478

1994  $ 10,000     $    4,813       $ 0             $    14,813       $    19,615       $    20,321       $    13,079

1993  $ 10,000     $    4,427       $ 0             $    14,427       $    19,624       $    18,403       $    12,777

1992  $ 10,000     $    4,008       $ 0             $    14,008       $    17,047       $    17,506       $    12,378

1991  $ 10,000     $    3,367       $ 0             $    13,367       $    14,947       $    14,593       $    11,996

1990  $ 10,000     $    2,461       $ 0             $    12,461       $    12,709       $    12,926       $    11,437

1989  $ 10,000     $    1,477       $ 0             $    11,477       $    11,495       $    11,334       $    10,923

1988  $ 10,000     $    625         $ 0             $    10,625       $    9,353        $    9,185        $    10,398


Explanatory Notes: With an initial investment of $10,000 in Class C of
the fund on    May 1, 1997    , the net amount invested in Class C
shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distribution for the period covered (their cash value at the time
they were reinvested) amounted to $   16,744    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments (dividends) for
the period would have amounted to $   5,167    . The class did not
distribute any capital gains during the period. If FMR had not reimbursed certain fund expenses during the periods shown, total returns would have been lower. Class C of Treasury Fund is expected to commence operations on or about November 3, 1997. Class C returns for
Treasury Fund from    July 1, 1994 through     April 30, 1997 are
those of Class B which reflect a 12b-1 fee of 1.00%. The initial offering of Class B began on July 1, 1994. Class C returns prior to July 1, 1994 are those of Daily Money Class, the original class of the fund, which did not charge a 12b-1 fee during the periods shown. If Class C's 12b-1 fee had reflected, total returns prior to July 1, 1994 would have been lower.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
The fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/Government, which is reported in IBC's MONEY FUND REPORT(trademark), covers over
   413     government money market funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of August 31, 1997, FMR advised over $   29     billion in tax-free
fund assets, $   97     billion in money market fund assets,
$   368     billion in equity fund assets, $   74     billion in
international fund assets, and $   27     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
CLASS C WAIVERS. The contingent deferred sales charge (CDSC) on Class C shares may be waived (1) in the case of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2 which are permitted without penalty pursuant to the Internal Revenue Code; or (3) in connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program.
A sales load waiver form must accompany these transactions.
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class C shares worth $10,000 or more you can have monthly or quarterly checks sent from your account to you, to a person named by you, or to your bank checking account. Aggregate redemptions per 12-month period from your Class C account may not exceed 10% of the value of the account and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount. Your Systematic Withdrawal Program payments are drawn from Class C share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Class C shares. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 (the Rule) under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
CAPITAL GAIN DISTRIBUTIONS. The fund may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00 per share. The fund does not anticipate earning long-term capital gains on securities held by the fund.
As of the fiscal period ended    October 31, 1996    , the fund had a
capital loss carryforward aggregating approximately $   421,000    .
This loss carryforward will expire on the fiscal year ended October 31, 2001 and is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state laws provide for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from the fund will be the same as if you directly owned your proportionate share of the U.S. Government securities in the fund's portfolio. Because the income earned on most U.S. Government securities in which the fund invests is exempt from state and local income taxes, the portion of your dividends from the fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis   , and intends to comply with
other tax rules applicable to regulated investment companies    .
The fund is treated as a separate entity from the other funds of Newbury Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (   55    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President and Chief Executive Officer of the Fidelity Institutional Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (69), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993)   , Imation Corp. (imaging and information storage, 1997)
and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
*ROBERT C. POZEN (50), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc.
(1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
   THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company
(electric utility), National Life Insurance Company of     Vermont,
American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). BOYCE I. GREER (41), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), and Senior Vice President of FMR (1997).Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income
Investments (1996-1997).    Prior to 1993, Mr. Greer was an associate
portfolio manager.
FRED L. HENNING, JR (   57    ), is Vice President of Fidelity's
   F    ixed-   I    ncome    Group     (1995) and Senior Vice
President of FMR (1995).    Before assuming his current
responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.
ROBERT LITTEREST (37), Vice President of Treasury Fund (1997), is Vice President of other funds advised by FMR and an employee of FMR Texas, Inc.
ARTHUR S. LORING (49), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice President of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation
of each Trustee    and Member of the Advisory Board     of the fund
for his or her services for the fiscal year    period     ended
October 31, 1996    , or calendar year ended December 31, 1996, as
applicable.
COMPENSATION TABLE

Trustees and Member of the Advisory Board   Aggregate           Total
                                            Compensation        Compensation
                                            from                from the
                                            Treasury Fund B,C   Fund Complex*A

J. Gary Burkhead **                         $ 0                 $ 0

Ralph F. Cox                                $    712                137,700

Phyllis Burke Davis                         $    697                134,700

Richard J. Flynn***                         $    882                168,000

Robert M. Gates ****                        $ 0                  0

Edward C. Johnson 3d **                     $ 0                  0

E. Bradley Jones                            $    706                134,700

Donald J. Kirk                              $    712                136,200

Peter S. Lynch **                           $ 0                  0

William O. McCoy****                        $    315                85,333

Gerald C. McDonough                         $    703                136,200

Edward H. Malone***                         $    697                136,200

Marvin L. Mann                              $ 69   7             134,700

Robert C. Pozen**                           $    0               0

Thomas R. Williams                          $ 71   2             136,200

* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the fund    and Mr. Burkhead     are
compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the
trust. Mr. McCoy    and Mr. Gates were     appointed to the Board of
Trustees of Newbury Street Trust effective May 9, 1997.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $2   5,     Phyllis Burke Davis, $2   5,     Richard J. Flynn,
$0, Robert M. Gates, $0, E. Bradley Jones, $2   5,     Donald J. Kirk,
$2   5,     William O. McCoy, $0, Gerald C. McDonough, $2   5,
Edward H. Malone, $2   5    , Marvin L. Mann, $2   5,     and Thomas R
Williams, $2   5    .
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
   As of August 31, 1997, the Trustees, Members of the Advisory Board, and Officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
A shareholder owning of record or beneficially more than 25% of the fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders of the fund.
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated May 30, 1997, which was approved by shareholders on May 9, 1997.
Prior to May 31, 1997, FMR was the fund's manager pursuant to a management contract dated September 30, 1993, which was approved by shareholders on March 24, 1993.
   MANAGEMENT SERVICES.     The fund employs FMR to furnish investment
advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   MANAGEMENT-RELATED EXPENSES.     In addition to the management fee
payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund, or each class thereof, as applicable, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   MANAGEMENT FEE.     For the services of FMR under the management
contract, the fund pays FMR a monthly management fee at the annual rate of 0.25% of its average net assets throughout the month.
For the services of FMR under the contract in effect prior to May 31, 1997, the fund paid FMR a monthly management fee at the annual rate of 0.50% of the average net assets of the fund throughout the month. For
the fiscal period    August 1, 1996 through October 31, 1996 (the
fiscal year end of the fund changed from July 31 to October 31 in
October 1996)     and the fiscal years ended July 31, 199   6    ,
199   5     and 199   4    , FMR received $   2,327,773    ,
$   10,004,781    , $   9,784,211     and $   13,343,263
respectively. Only a portion of this fee was retained by FMR. The remainder was paid to FDC in connection with each fund's Distribution and Service Plan.
FMR may, from time to time, voluntarily reimburse all or a portion of the class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the class's total returns and yield, and repayment of the reimbursement by the class will lower its total returns and yield.
   SUB-ADVISER.     FMR has entered into a sub-advisory agreement with
FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund.
Under the terms of the sub-advisory agreement, dated May 30, 1997, which was approved by shareholders of Daily Money Fund, as the then sole shareholder of the fund in conjunction with an agreement and plan of reorganization approved by shareholders of the fund on May 9, 1997, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with the fund, after payments by FMR pursuant to each class's 12b-1 plan, if any. Aside from the fund's reorganization from one Delaware business trust to another, the contract is substantially identical to the fund's prior contract dated September 30, 1993 and approved by shareholders on March 24, 1993.
On behalf of Treasury Fund, for the fiscal period    August 1, 1996
through     October 31   ,     1996,    (the fiscal year end of the
fund changed form July 31 to October 31 in October 1996)     and the
fiscal years ended July 31, 1996, 1995, and 1994, FMR paid FMR Texas
fees of $   521,771    , $   2,098,350    , $   1,886,692    , and
$   2,367,209    , respectively.
CONTRACTS WITH FMR AFFILIATES
Class C of the fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreement, FIIOC performs transfer agency, dividend disbursing, and shareholder services for Class C of the fund.
For providing transfer agency services, FIIOC receives an annual asset-based fee. This fee is subject to increase based on postal rate changes.
FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for Class C of the fund and maintains the fund's portfolio and general accounting records.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0175% of the first $500 million of average net assets and .0075% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 and a maximum of $800,000 per year.
For the fiscal period ended October 31 1996, and the fiscal years ended July 31, 1996, 1995, and 1994, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $47,493, $200,897, $196,883, and $250,737, respectively.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of Class C of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows Class C of the fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.
Pursuant to the Class C Plan, FDC is paid a monthly distribution fee at an annual rate of 0.75% of Class C's average net assets determined at the close of business on each day throughout the month. Class C of the fund also pays FDC a service fee at an annual rate of 0.25% of its average net assets determined at the close of business on each day throughout the month.
Currently, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. After the first year of investment, the full amount of distribution fees paid by Class C is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is reallowed to investment professionals (including FDC) for providing personal service to and/or maintenance of Class C shareholder accounts.
Under the Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits, or its other resources, to pay FDC for expenses incurred in connection with the distribution of Class C shares, including payments made to third parties that engage in the sale of Class C shares or to third parties, including banks, that render shareholder support services. Currently, the Board of Trustees has authorized such payments for Class C shares. Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Class C of the fund and its shareholders. To the extent that the Class C Plan gives FMR and FDC greater flexibility in connection with the distribution of Class C shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Class C Plan does not provide for specific payments by Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments. DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Treasury Fund is a fund of Newbury Street Trust, an open-end management investment company originally organized as a Massachusetts business trust on July 16, 1982, pursuant to a Declaration of Trust that was amended and restated on November 1, 1989. On December 30, 1991, the trust was converted to a Delaware business trust pursuant to an agreement approved by shareholders on October 23, 1991. The Delaware trust, which was organized on June 20, 1991 under the name Daily Tax-Exempt Money Fund II, succeeded to the name Daily Tax-Exempt Money Fund on December 30, 1991 and succeeded to the name Newbury Street on May 30, 1997. Currently, there are three funds of the trust: Treasury Fund, Prime Fund, and Tax-Exempt Fund. The Trust Instrument permits the Trustees to create additional funds. In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
VOTING RIGHTS.    Each     fund's capital consists of shares of
beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust
registration statement.    Each     fund may invest all of its assets
in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Treasury Fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P, 1999 Bryan Street, Dallas, Texas serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended October 31, 1996, and reports of the auditors, and the fund's financial statements and financial highlights for the period ended April 30, 1997, are included in the fund's Annual Report and Semi-Annual Report, respectively, which are separate reports
supplied with this SAI. The fund   '    s financial statements,
including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free additional copy of the fund's Annual Report or Semi-Annual Report, contact Fidelity Client Services at 1-800-843-3001, 82 Devonshire Street, Boston, MA 02109, or your investment professional.
APPENDIX
The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF COMMERCIAL PAPER Moody's assigns short-term debt ratings to obligations which have an original maturity not exceeding one year.
Issuers rated PRIME-1 (or related supporting institutions) have a superior ability for repayment of principal and payment of interest. Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of principal and payment of interest. DESCRIPTION OF STANDARD & POOR'S RATINGS OF COMMERCIAL PAPER
Debt issues considered short-term in the relevant market may be assigned a Standard & Poor's commercial paper rating.
A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
 Newbury Street Trust
PART C. OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) 1. Financial Statements and Financial Highlights included in the Annual Report for Prime Fund - Daily Money Class, Treasury Fund - Daily Money Class, and Tax-Exempt Fund - Daily Money Class for the fiscal year ended October 31, 1996 are incorporated by reference into the fund's Statement of Additional Information and were filed on December 18, 1996 pursuant to Rule 30d-1 under the Investment Company
Act of 1940 and are incorporated herein by reference.   The funds'
unaudited financial statements and financial highlights included in the Semi-Annual Report for Prime Fund - Daily Money Class, Treasury Fund - Daily Money Class, and Tax-Exempt Fund - Daily Money Class for the period ended April 30, 1997 are incorporated by reference into the fund's Statement of Additional Information and were filed on June 24, 1997 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
     2. Financial Statements and Financial Highlights included in the Annual Report for Treasury Fund - Advisor B Class for the fiscal year ended October 31, 1996 are incorporated by reference into the fund's Statement of Additional Information and were filed on December 18, 1996 pursuant to Rule 30d-1 under the Investment Company Act of 1940
and are incorporated herein by reference.   The fund's unaudited
financial statements and financial highlights included in the Semi-Annual Report for Treasury Fund - Advisor B Class for the period ended April 30, 1997 are incorporated by reference into the fund's Statement of Additional Information and were filed on June 24, 1997 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b) Exhibits:
     1. (a) Trust Instrument for Daily Tax-Exempt Money Fund II, dated June 20, 1991 was electronically filed and is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 20.
 (b) Certificate of Trust for Daily Tax-Exempt Money Fund II, dated June 20, 1991, was electronically filed and is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 17.
 (c) Certificate of Amendment of Daily Tax-Exempt Money Fund II to Daily Tax-Exempt Money Fund, dated January 29, 1992 was electronically filed and is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26.
 (d) Supplement to Trust Instrument of Daily Tax-Exempt Money Fund, dated March 31, 1997, was electronically filed and is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 29.
 (e) Certificate of Amendment of Daily Tax-Exempt Money Fund to Newbury Street Trust was electronically filed and is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 30.
  2. (a) ByLaws of the Trust effective June 20, 1991 were electronically filed and are incorporated herein by reference to
Exhibit 2(a) to Fidelity Union Street Trust II's Post-Effective
Amendment No. 17.
  3.  Not applicable.
  4.  Not applicable.
  5. (a) Management Contract between Newbury Street Trust, on behalf of Treasury Fund, and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 32.
 (b) Sub-Advisory Agreement dated December 30, 1991, between Fidelity Management & Research Co. and FMR Texas Inc. (with respect to Daily Tax-Exempt Money Fund II (currently known as Tax-Exempt Fund)) was electronically filed and is incorporated herein by reference to
Exhibit 5(b) to Post-Effective Amendment No. 25.
 (c) Management Contract between Newbury Street Trust, on behalf of Prime Fund, and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 32.
 (d) Management Contract between Newbury Street Trust, on behalf of Tax-Exempt Fund, and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 32.
 (e) Sub-Advisory Agreement between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Prime Fund is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 32.
 (f) Sub-Advisory Agreement between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Treasury Fund is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 32.
  6. (a) General Distribution Agreement dated December 30, 1991, between Daily Tax-Exempt Money Fund II and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 25.
 (b) Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to shares of Daily Tax-Exempt Money Fund (currently known as Tax-Exempt Fund) was electronically filed and is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 25.
 (c) Service Contract (Administrative and Recordkeeping Services Only) between Fidelity Distributors Corporation and "Qualified Recipients" with respect to shares of Daily Tax-Exempt Money Fund (currently known as Tax-Exempt Fund) was electronically filed and is incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 25.
 (d) Amendments to the General Distribution Agreement between Daily Tax-Exempt Money Fund II on behalf of Daily Tax-Exempt Money Fund (currently known as Tax-Exempt Fund) and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, was electronically filed and is incorporated herein by reference to
Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 (e) Amendment to the General Distribution Agreement between Daily Tax-Exempt Money Fund II on behalf of Daily Tax-Exempt Money Fund (currently known as Tax-Exempt Fund) and Fidelity Distributors Corporation, dated October 1, 1996, was electronically filed and is incorporated herein by reference to Exhibit 6(g) of Daily Money Fund's Post-Effective Amendment No. 40 (File No. 2-77909).
 (f) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Money Market Portfolio (currently known as Prime Fund), and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as
Exhibit 6(a) to Daily Money Fund's Post-Effective Amendment No. 25.
 (g) Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to shares of U.S. Treasury Portfolio (currently known as Treasury Fund) and Money Market Portfolio (currently known as Prime Fund) was electronically filed and is incorporated herein by reference as Exhibit 6(g) to Daily Money Fund's Post-Effective Amendment No. 34.
 (h) Service Contract (Administrative and Recordkeeping Services Only) between Fidelity Distributors Corporation and "Qualified Recipients" with respect to shares of U.S. Treasury Portfolio (currently known as Treasury Fund) and Money Market Portfolio (currently known as Prime
Fund) was electronically filed and is incorporated herein by reference as Exhibit 6(h) to Daily Money Fund's Post-Effective Amendment No. 34.
 (i) Form of Selling Dealer Agreement for Bank Related Transactions (most recently revised January, 1997) was electronically filed and is incorporated herein by reference to Exhibit 6(i) to Post-Effective Amendment No. 28.
 (j) Form of Selling Dealer Agreement (most recently revised January,
1997) was electronically filed and is incorporated herein by reference to Exhibit 6(j) to Post-Effective Amendment No. 28.
 (k) Amendments to the General Distribution Agreement between Daily Money Fund on behalf of U.S. Treasury Portfolio (currently known as Treasury Fund) and Money Market Portfolio (currently known as Prime
Fund) and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 (l) Form of Bank Agency Agreement (most recently revised January,
1997) was electronically filed and is incorporated herein by reference to Exhibit 6(l) to Post-Effective Amendment No. 28.
 (m) Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Capital Reserves Class shares of Prime Fund, Tax-Exempt Fund and Treasury Fund is incorporated herein by reference to Exhibit 6(m)to Post-Effective Amendment No. 32.
 (n) Service Contract (Administrative and Recordkeeping Services Only) between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Capital Reserves Class shares of Prime Fund, Tax-Exempt Fund and Treasury Fund is incorporated herein by reference to Exhibit 6(n) to Post-Effective Amendment No. 32.
7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
8 (a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Fidelity Daily Money Fund Trust on behalf of Money Market Portfolio (currently known as Prime Fund) and U.S. Treasury Portfolio (currently known as Treasury Fund) and Money Market Portfolio (currently known as Prime Fund) is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
 (b) Appendix A, dated August 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Daily Money Fund on behalf of Money Market Portfolio (currently known as Prime
Fund) and U.S. Treasury Portfolio (currently known as Treasury Fund) was electronically filed and is incorporated herein by reference to
Exhibit 8(b) to Daily Money Fund's Post-Effective Amendment No. 40.
 (c) Appendix B, dated July 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Daily Money Fund Trust on behalf of Money Market Portfolio (currently known as Prime Fund) and U.S. Treasury Portfolio (currently known as Treasury Fund) is incorporated herein by reference to Exhibit 8(c) of Fidelity Income Fund's Post-Effective Amendment No. 35 (File No. 2-92661).
  (d) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and Daily Tax-Exempt Money Fund on behalf of Daily Tax-Exempt Money Fund (currently known as Tax-Exempt
Fund) was electronically filed and is incorporated herein by reference to Exhibit 8 to Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
 (e) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and Daily Tax-Exempt Money Fund on behalf of Daily Tax-Exempt Money Fund (currently known as Tax-Exempt Fund) was electronically filed and is incorporated herein by reference to Exhibit 8(a) to Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 (f) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Fidelity Funds, was electronically filed and is incorporated herein by reference to
Exhibit 8(d) to Fidelity Institutional Cash Portfolio's Post-Effective Amendment No. 31.
 (g) Schedule 1 to the Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Fidelity Funds was electronically filed and is incorporated herein by reference to Exhibit 8(e) to Daily Money Fund's Post-Effective Amendment No 31.
 (h) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Fidelity Funds was electronically filed and is incorporated herein by reference to
Exhibit 8(f) to Daily Money Fund's Post-Effective Amendment No. 31.
 (i) Joint Trading Account Custody Agreement between the The Bank of New York and the Fidelity Funds was electronically filed and is incorporated herein by reference to Exhibit 8(h) to Daily Money Fund's Post-Effective Amendment No. 31.
 (j) First Amendment to Joint Trading Account Custody Agreement between the The Bank of New York and the Fidelity Funds was electronically filed and is incorporated herein by reference to
Exhibit 8(i) to Daily Money Fund's Post-Effective Amendment No. 31.
9. (a) Transfer Agent Agreement dated December 30, 1991, between Daily Tax-Exempt Money Fund II and United Missouri was electronically filed and is incorporated herein by reference to Exhibit 9(a) to Post-Effective Amendment No. 20.
 (b) Schedule A to the Transfer Agent Agreement for Daily Tax-Exempt Money Fund (currently known as Tax-Exempt Fund), dated January 1, 1993 was electronically filed and is incorporated herein by reference as
Exhibit 9(b) to Post-Effective Amendment No. 20.
 (c) Appointment of Sub-Transfer Agent for Daily Tax-Exempt Money Fund II, dated December 30, 1991, was electronically filed and is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 25.
 (d) Service Agent Agreement, dated December 30, 1991, between Daily Tax-Exempt Money Fund II, United Missouri, and Fidelity Management & Research Co. was electronically filed and is incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 20.
 (e) Schedules B and C to the Service Agreement for Daily Tax-Exempt Money Fund, dated March 12, 1992 and December 31, 1991, respectively, were electronically filed and are incorporated herein by reference to
Exhibit 9(e) to Post Effective Amendment No. 20.
 (f) Appointment of Sub-Servicing Agent for Daily Tax-Exempt Money Fund II, dated December 30, 1991, was electronically filed as Exhibit 9(f) to Post Effective Amendment No. 29.
10.  Not applicable.
11. (a) Consent of Coopers & Lybrand L.L.P. for Treasury Fund is filed herein as Exhibit 11(a).
12.  None.
13.  None.
14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
15. (a) Distribution and Service Plan for Treasury Fund: Advisor C Class is filed herein as Exhibit 15(a).
 (b) Distribution and Service Plan for Treasury Fund: Daily Money Class was electronically filed and is incorporated by reference to
Exhibit 15(a) to Post Effective Amendment No 29.
 (c) Distribution and Service Plan for Treasury Fund: Capital Reserves Class is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 32.
 (d) Distribution and Service Plan for Treasury Fund: Advisor B Class was electronically filed and is incorporated by reference to Exhibit 15(d) to Post Effective Amendment No. 29.
 (e) Distribution and Service Plan for Prime Fund: Daily Money Class was electronically filed and is incorporated by reference to Exhibit 15(b) to Post Effective Amendment No. 29.
 (f) Distribution and Service Plan for Prime Fund: Capital Reserves Class is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 32.
 (g) Distribution and Service Plan for Tax-Exempt Fund: Daily Money Class was electronically filed and is incorporated by reference to
Exhibit 15(c) to Post Effective Amendment No. 29.
 (h) Distribution and Service Plan for Tax-Exempt: Capital Reserves Class is incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 32.
16. Schedule for computation of performance quotations was electronically filed and is incorporated herein by reference to
Exhibit 16 to Post-Effective Amendment No. 25.
17.  Not applicable.
18. Rule 18f-3 Plan on behalf of Prime Fund, Treasury Fund and Tax-Exempt Fund, dated September 18, 1997 is filed herein as Exhibit 18.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of Registrant is the same as the Board of
Trustees of other funds advised by FMR, each of which has Fidelity Management and Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities as of August 31, 1997

     Title of Class:  Shares of Beneficial Interest
 Name of Series    Number of Record Holders
Prime Fund - Daily Money Class               242,345
Prime Fund - Capital Reserves Class   0
Tax-Exempt Fund - Daily Money Class   11,219
Tax-Exempt Fund - Capital Reserves Class          0
Treasury Fund - Daily Money Class                 29,117
Treasury Fund - Advisor B Class
835
Treasury Fund -  Advisor C Class   0
Treasury Fund - Capital Reserves Class   0

Item 27.  Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Chairman of the Board and Representative Director of
                            Fidelity Investments Japan Limited; President and
                            Trustee of funds advised by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FMR Texas Inc., FMR (U.K.) Inc., and
                            FMR (Far East) Inc.; General Counsel, Managing
                            Director, and Senior Vice President of FMR Corp.



J. Gary Burkhead            President of FIIS; President and Director of FMR, FMR
                            Texas Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Managing Director of FMR Corp.; Senior Vice
                            President and Trustee of funds advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of FMR
                            Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Bart A. Grenier             Vice President of FMR and of High-Income Funds
                            advised by FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Vice President of High Income funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FMR Texas Inc.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Senior Vice President and Director of Operations and
                            Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Scott Stewart               Vice President of FMR.



Cythia Straus               Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.




(2)  FMR TEXAS INC. (FMR Texas)
 FMR Texas provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR
                       Texas, FMR, FMR Corp., FMR (Far East) Inc., and FMR (U.K.) Inc.; Chairman of the Board of
                       FMR; President and Chief Executive Officer of
                       FMR Corp.; Chairman of the Board and
                       Representative Director of Fidelity Investments
                       Japan Limited; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FIIS; President and Director of FMR
                       Texas, FMR, FMR (Far East) Inc., and FMR
                       (U.K.) Inc.; Managing Director of FMR Corp.;
                       Senior Vice President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice
                       President and Trustee of funds advised by FMR;
                       President and Director of FMR Texas Inc., FMR
                       (U.K.) Inc., and FMR (Far East) Inc.; General
                       Counsel, Managing Director, and Senior Vice
                       President of FMR Corp.



Robert H. Auld         Vice President of FMR Texas.



Robert K. Duby         Vice President of FMR Texas and of funds
                       advised by FMR.



Robert Litterst        Vice President of FMR Texas and of funds
                       advised by FMR.



Thomas D. Maher        Vice President of FMR Texas and Assistant Vice
                       President of Money Market funds advised by FMR.



Scott A. Orr           Vice President of FMR Texas and of funds
                       advised by FMR.



Burnell R. Stehman     Vice President of FMR Texas and of funds
                       advised by FMR.



John J. Todd           Vice President of FMR Texas and of funds
                       advised by FMR.



Mark G. Lohr           Treasurer of FMR Texas, FMR (U.K.) Inc., FMR
                       (Far East) Inc., and FMR; Vice President of
                       FMR.



Stephen G. Manning     Assistant Treasurer of FMR Texas, FMR (U.K.)
                       Inc., FMR (Far East) Inc., and FMR; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Secretary of FMR Texas; Clerk of FMR (U.K.)
                       Inc., FMR (Far East) Inc., and FMR Corp.;
                       Assistant Clerk of FMR.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian: The Bank of New York, 110 Washington Street, New York, N.Y. or UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
 The trustees and shareholders of Daily Money Fund have approved a plan of reorganization ("Plan") between each of Daily Money Fund: U.S. Treasury Portfolio (currently known as Treasury Fund) and Money Market Portfolio (currently known as Prime Fund) ("Predecessor Funds"), and its successor series of this trust whereby all of the assets and liabilities of the predecessor funds will be transferred to this Trust. Registrant hereby undertakes that it will submit by amendment to this registration statement financial statements and financial highlights reflecting the reorganization described in the Plan. SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 33 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of October 1997.
      Newbury Street Trust
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           October 24, 1997

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       October 24, 1997

Richard A. Silver



/s/Robert C. Pozen                  Trustee                         October 24, 1997

Robert C. Pozen



/s/Ralph F. Cox                 *   Trustee                         October 24, 1997

Ralph F. Cox



/s/Robert M. Gates           **     Trustee                         October 24, 1997

Robert M. Gates



/s/Phyllis Burke Davis      *       Trustee                         October 24, 1997

Phyllis Burke Davis



/s/E. Bradley Jones           *     Trustee                         October 24, 1997

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         October 24, 1997

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         October 24, 1997

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         October 24, 1997

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         October 24, 1997

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         October 24, 1997

Gerald C. McDonough



/s/Thomas R. Williams       *       Trustee                         October 24, 1997

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates